EXHIBIT 99.7

Office of the United States Trustee

In re:
     The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	60
For the Period FROM:	10/1/2006
TO:	10/31/2006

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,451,296.08	$7,768,281.69	$629,052.39

B. Less: Total Disbursements per all Prior Statements		$7,960,954.55	$7,721,514.69	$20,940.52

C. Beginning Balance		$1,758,674.74	$112,723.21	$608,111.87

D. Receipts during Current Period
Description

10/4/2006	Sci-Fi Europe			$4,842.00
10/11/2006	Wire Transfer		$35,000.00
10/16/2006			$171,000.00
10/24/2006	Wire Transfer		$120,000.00
10/27/2006	Daro Films	$43,846.01
10/31/2006	interest	$7,215.37

TOTAL RECEIPTS THIS PERIOD		$51,061.38	$326,000.00	$4,842.00	—

E. Balance Available (C plus D)		$1,809,736.12	$438,723.21	$612,953.87	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 60

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

10/3/2006		Wire Transfer - Lion’s Gate	$75,000.00
10/6/2006		ADP Taxes		$4,162.98
10/6/2006		ADP Fees		$112.69
10/10/2006	8337	Payroll		$1,319.74
10/10/2006	8338	Payroll		$5,489.44
10/10/2006	8339	Payroll		$1,544.01
10/10/2006	8340	Payroll		$2,744.01
10/11/2006		WireTransfer - KL Comerica	$35,000.00
10/12/2006		Wire Transfer - KL/7 Ven.	$2,000.00
10/12/2006		Wire Transfer Swing Venture	$5,968.63
10/12/2006		Wire Transfer - Denial Venture	$10,091.66
10/13/2006		ADP Fees		$20.00
10/13/2006	38607	Stutman Treister & Glatt		$181,631.87
10/16/2006	38608	Bonded Services, Inc		$6,595.90
10/16/2006	38609	New Wave Entertainment		$300.00
10/16/2006	38610	AT&T		$77.63
10/16/2006	38611	AT&T		$332.51
10/16/2006	38612	Bowne of Los Angeles, Inc		$530.90
10/16/2006	38613	Varien		$300.00
10/16/2006	38614	ITE Solutions		$890.00
10/16/2006	38615	Recall		$1,262.20
10/16/2006	38616	Blue Shield of California		$373.00
10/16/2006	38617	Franchise Tax Board		$800.00
10/16/2006	38618	Franchise Tax Board		$800.00
10/16/2006	38619	Franchise Tax Board		$800.00
10/16/2006		WireTransfer - KL Comerica	$171,000.00
10/17/2006		Service Charge		$71.08
10/20/2006	38620	Federal Express		$247.70
10/20/2006	38621	Accurate Express		$29.33
10/20/2006	38622	Arrowhead		$26.21
10/20/2006	38623	Clumeck,Stern,Schenkelburg& Getzo		$1,300.00
10/20/2006	38624	Hacker, Douglas & Company LLP		$18,072.50
10/23/2006	38625	ITE Solutions		$230.00
10/23/2006	38626	Stutman Treister & Glatt		$30,960.88
10/24/2006	8341	Payroll		$1,319.76
10/24/2006	8342	Payroll		$6,583.09
10/24/2006	8343	Payroll		$1,544.03
10/24/2006	8344	Payroll		$2,744.04
10/24/2006		ADP Taxes		$4,971.45
10/24/2006		WireTransfer - KL Comerica	$120,000.00
10/25/2006	38627	Health Net		$4,187.18
10/25/2006	38628	Alice P.Neuhauser		$327.14
10/25/2006	38629	New Beginnings Enterprises		$4,174.95
10/25/2006	38630	United States Treasury		$35.00
10/25/2006	38632	Brandon & Morner-Ritt		$31,508.62
10/27/2006		ADP Fees		$262.64
10/31/2006	38633	Dream LLC		$1,634.85
10/31/2006	38634	AT&T		$82.13
10/31/2006	38635	AT&T		$322.42
10/31/2006	38636	Franchise Tax Board		$6,400.00
10/31/2006		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$419,060.29	$327,121.88	$50.00	—

G. Ending Balance (E less F)			$1,390,675.83	$111,601.33	$612,903.87	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 60

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£458,611.57	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£227,205.35	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,481.45
Denial Venture	1890-69-6501	$162,166.82
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession